UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Util Div & Inc Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Semi-Annual Report
For the Six Months Ended
May 31, 2023

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2023.
Between developments at the Federal Reserve (the “Fed”), stock market returns, and the myriad of economic data that we have processed here at First Trust over the past six months, I have no shortage of developments to share with you. Let’s begin with the Fed. In a widely expected move, the Fed voted to keep the Federal Funds target rate unchanged at their meeting on June 14, 2023, ending a streak of ten straight interest rate increases over the past 15 months. That said, the Fed also hinted that at least two more interest rate hikes are likely if they are going to bring inflation down to their desired level of 2.0%. Inflation, as measured by the 12-month rate of change in the Consumer Price Index, stood at 4.0% as of June 20, 2023, well below its most recent high of 9.1% in June 2022. Despite tighter monetary policy, the U.S. added 1.57 million jobs this year, a 2.5% annualized growth rate, and real gross domestic product rose at a 1.3% annualized rate in the first quarter of 2023, according to Brian Wesbury, Chief Economist at First Trust.
Driven by developments in Artificial Intelligence, the S&P 500® Index has had an exceptional start to the year, posting a total return of 15.8% for the year-to-date period ended June 16, 2023. The tech-centric Nasdaq-100 Index® has seen a staggering 38.5% total return over the same period. When the stock market increases by 20% or more from its most recent low, it is often referred to as a “bull market.” On June 8, 2023, the S&P 500® Index closed at 4,293.93, 20.04% above its most recent low of 3,577.03 (which occurred on October 12, 2022). We’ll leave it to the pundits to debate how long this bull market will last, but history shows that bull markets typically fare better when there are longer pauses between interest rate hikes, according to Bloomberg.
Meanwhile, the effects of higher inflation and the Fed’s restrictive monetary policy appear to be taking a toll on the U.S. consumer. U.S. household debt reached a record $17.05 trillion in the first quarter of 2023. Furthermore, total balances for U.S. credit card holders did not decline in the first quarter of the year, marking the first time that has happened since 2001. ATTOM, a property data analytics company, reported that U.S. foreclosure activity (including default notices) for the month of May 2023 increased by 14%, to 35,195 properties, from the same period a year ago, according to its own release. That said, not all the news is negative. The Fed reported that the net worth of U.S. households stood at $148.8 trillion at the end of the first quarter of 2023, up $3 trillion from when it stood at $145.8 trillion at the end of the fourth quarter of 2022, according to MarketWatch. Most of the increase in household net worth can be attributed to the rebound in the stock market. The value of equities held by U.S. households jumped by $2.4 trillion in the first quarter of 2023. As the great economist Milton Friedman famously said, the effects of monetary policy are long and variable. In my opinion, time will reveal the full impact of the tighter economic policies of the past 15 months on the consumer and the U.S. economy.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$7.60
Common Share Net Asset Value (“NAV”)	$8.95
Premium (Discount) to NAV	(15.08)%
Net Assets Applicable to Common Shares	$76,523,793
Current Quarterly Distribution per Common Share(1)	$0.2000
Current Annualized Distribution per Common Share	$0.8000
Current Distribution Rate on Common Share Price(2)	10.53%
Current Distribution Rate on NAV(2)	8.94%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/23	1 Year Ended 5/31/23	5 Years Ended 5/31/23	10 Years Ended 5/31/23	Inception (3/25/04) to 5/31/23
Fund Performance(3)
NAV(4)	-0.17%	-8.30%	4.13%	3.38%	6.10%
Market Value	-8.63%	-18.48%	0.59%	2.06%	4.95%
Index Performance
S&P 500® Utilities Total Return Index	-7.71%	-9.96%	8.47%	9.32%	9.27%
(1)	Most recent distribution paid through May 31, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.010 per share on that date, which represented a positive impact on the Fund’s performance of 0.11%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been -0.28%, -8.40%, 4.11%, 3.37%, and 6.10%, in the 6 months, one-year, five-year, ten-year and since inception periods ended May 31, 2023, respectively.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE” (Continued)
As of May 31, 2023 (Unaudited)
Industry Classification	% of Total Investments
Electric Utilities	26.4%
Oil, Gas & Consumable Fuels	19.4
Water Utilities	13.5
Multi-Utilities	11.5
Media	4.7
Wireless Telecommunication Services	4.6
Gas Utilities	4.5
Passenger Airlines	3.0
Transportation Infrastructure	2.6
Diversified Telecommunication Services	2.2
Independent Power & Renewable Electricity Producers	1.8
Ground Transportation	1.7
Industrial Conglomerates	1.5
Chemicals	1.0
Aerospace & Defense	0.9
Commercial Services & Supplies	0.7
Total	100.0%
Top 10 Issuers	% of Total Investments
National Grid PLC	6.9%
CLP Holdings, Ltd.	5.0
Severn Trent PLC	5.0
Sempra Energy	4.6
Snam S.p.A.	4.5
United Utilities Group PLC	4.4
Eversource Energy	4.2
Enbridge, Inc.	4.2
Pennon Group PLC	4.1
TC Energy Corp.	3.9
Total	46.8%

Country Allocation	% of Total Investments
United States	37.6%
United Kingdom	22.8
Canada	16.6
Italy	10.7
Hong Kong	5.1
Luxembourg	2.1
Japan	1.6
Australia	1.6
Cayman Islands	1.0
Ireland	0.9
Total	100.0%

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. DIFA is a wholly owned subsidiary of Macquarie Investment Management Business Trust, and is a wholly owned, indirect subsidiary of Macquarie Group Limited.
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team within DIFA. The Macquarie Global Listed Infrastructure team managed approximately $2.4 billion of assets as of May 31, 2023. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team within DIFA. The Macquarie High Yield Fixed Income team managed over $1.5 billion of assets as of May 31, 2023, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
Toward the end of 2022, ongoing concerns about inflation and further central bank tightening were at the forefront of investors’ minds. Central banks did deliver another round of steep interest rate hikes. The Federal Reserve (the “Fed”) and the Bank of England raised interest rates by 75 basis points (“bps”) to 4.0% and 3.0%, respectively. However, despite headwinds from tighter monetary policy, investor sentiment improved significantly after the release of U.S. inflation numbers for October 2022. The 7.7% year-over-year (“y-o-y”) increase was below consensus expectations, fueling the market’s hopes that U.S. inflation had now peaked and could prove less sticky than initially feared. The idea that falling inflation could mean that the end to the interest rate hiking cycle was not far off gave both stocks and bonds a boost.
The year 2023 began with optimism in January driving much of the first quarter’s gains in global equities. The mood turned sour in February, and then the run on Silicon Valley Bank kicked off a global banking panic that, in our opinion, is still leaving investors somewhat on edge. The dust seems to have settled for now. After large banking conglomerate Credit Suisse merged with UBS Group AG, U.S. depositors were ensured their money was safe, and the banking system was flooded with liquidity.
The significant outperformance of the listed infrastructure sector relative to global equities can be attributed to the defensive and inflation-linked nature of infrastructure asset cash flows. Many infrastructure assets have direct revenue links to inflation stated in their regulation, concessions, or contracts. The level and form of inflation protection in infrastructure varies by individual asset. Analysis of

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2023 (Unaudited)
a range of factors is required to identify those listed infrastructure stocks with superior inflation protection attributes over the long term. In general, sub-sectors which have explicit inflation linkage mechanisms in revenues and/or asset values, such as concession-based toll roads and regulated utilities in jurisdictions with reliable and transparent regulation, can offer the strongest form of inflation protection. Identifying the listed infrastructure companies with the strongest inflation attributes requires detailed analysis of pricing power and direct inflation linkages in regulation, concessions, and contracts, a task undertaken by our dedicated listed infrastructure investment team.
Performance
			Average Annual Total Returns
	6 Months Ended 5/31/23	1 Year Ended 5/31/23	5 Years Ended 5/31/23	10 Years Ended 5/31/23	Inception (3/25/04) to 5/31/23
Fund Performance(1)
NAV(2)	-0.17%	-8.30%	4.13%	3.38%	6.10%
Market Value	-8.63%	-18.48%	0.59%	2.06%	4.95%
Index Performance
S&P 500® Utilities Total Return Index	-7.71%	-9.96%	8.47%	9.32%	9.27%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance Analysis – Core Component
For the six-month period ended May 31, 2023, the Fund’s net asset value (“NAV”) total return(1) was -0.17%, overperforming the -7.71% return of the S&P 500® Utilities Total Return Index (the “Index”) for the same period. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
In our view, there were several factors driving the Core Component’s contribution to the Fund’s NAV total return during the period.
(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year.
(2)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.010 per share on that date, which represented a positive impact on the Fund’s performance of 0.11%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been -0.28%, -8.40%, 4.11%, 3.37%, and 6.10%, in the 6 months, one-year, five-year, ten-year and since inception periods ended May 31, 2023, respectively.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2023 (Unaudited)
The largest positive contributors to absolute performance were the Fund’s exposure to the Rail/Other Transportation sectors and Electricity Transmission sectors. West Japan Railway Co. in the Rail Sector and Terna Rete Electrica Nazionale S.p.A. in the Electricity Transmission sector contributed to performance.
At a sector level, the Energy Infrastructure, Electric Utilities, Water, and Communications Infrastructure sectors detracted from the Fund’s performance during the period.
At a stock level, TC Energy Corp., CLP Holdings, Ltd., Eversource Energy, and Enbridge, Inc. were the largest detractors from performance for the same period.
Portfolio Composition – Core Component
As of May 31, 2023, the Fund’s Core Component was well diversified across 21 positions in global infrastructure stocks, representing 7 countries and 8 sectors. During the six-month period ended May 31, 2023, the main changes in the Fund’s weightings were an increase in the Electric Utilities sector and a decrease in the Energy Infrastructure sector. Sector changes were driven by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses, and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the Morningstar® LSTA® Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba3/BB- versus the average LSTA Index loan rating between B+ and BB-.
The LSTA Index returned 4.6% for the six-month period ended May 31, 2023 as a strong start to the year stalled in March 2023 on heightened recession fears and turmoil in the U.S. regional and European banking sectors. That said, loan market prices recovered in late March 2023 as action by governments and central banks alleviated fears of broader contagion from the banking turmoil. Overall, CCC-rated loans outperformed during the period, with a 5.3 % total return versus total returns of 4.9% for B-rated loans and 3.8% for BB-rated loans.
The Senior Loan component underperformed the LSTA Index by returning 3.6% during the period. Contributors to performance during the period included the Fund’s airline loans, such as the Fund’s positions in Air Canada and Delta, as the airline sector was one of the strongest performing sectors during the period. Detractors from the Fund’s performance included the Fund’s positioning in cable operator CSC Holdings LLC, which traded down after announcing negative subscriber trends, and radio operator Cumulus Media New Holdings, Inc., which lagged during the period because of lower expected advertising revenues in a slowing economy.
Technicals weakened during the period as retail loan fund outflows of $23 billion combined with collateralized loan obligation issuance of $55 billion during the period.
Fundamentals showed continued strength. For public filers within the LSTA Index, fourth quarter 2022 earnings before interest, taxes, depreciation, and amortization (“EBITDA”) increased 5% year-over-year. Revenue growth during the fourth quarter of 2022 was a solid 12%, though earnings growth was below 10% for the first time in the past seven quarters. Additionally, declining EBITDA margins showed evidence of inflationary cost pressures without offsetting price increases. The LSTA Index default rate finished the period at 1.6%, compared with the historical average of 3%.
Performance Relative to the Index
The Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to the Index was the Fund’s use of financial leverage through bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over the reporting period.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2023 (Unaudited)
Distributions
During the six-month period ended May 31, 2023, the Fund announced two regularly scheduled quarterly distributions, the first and second both at $0.20 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
The Fund’s level distribution policy seeks to maintain a relatively stable quarterly distribution. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The quarterly distribution rate began and ended the period at $0.20 per share. Based on the $0.20 per share quarterly distribution, the annualized distribution rate at May 31, 2023 was 8.94% at NAV and 10.53% at market price. The final determination of the source and tax status of all distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook - Core Component
The macro environment will likely be weaker in the second half of 2023 as interest rate increases bite, in our opinion. Central banks appear to have a bias towards crimping growth to fight inflation. There has been some success, with the Consumer Price Index peaking in most major economies in the third quarter of 2022. Energy markets have been severely disrupted in Europe and the flow on effects have been felt around the world.
The effects have generally been positive for infrastructure assets, as we have seen. At the asset class level, tighter financial conditions have had relatively little impact, in our opinion, but the impact on valuations has been varied, depending on the degree of protection, explicit or implicit, available. Our preference has been for infrastructure assets with both inflation and interest rate pass-throughs in regulatory or contract terms. Certain sectors where we have limited exposure, such as communications infrastructure, have been more impacted by rising rates due to, in some cases, fixed price escalators in contracts with customers which have historically approximated inflation, but in recent times have lagged inflation.
As always, the strategy remains focused on core, high-quality infrastructure assets. We continue to seek businesses that deliver services essential to the daily lives of people around the world, and assets necessary for the growth of economies. We see a moderate but clear structural shift in the opportunity set towards infrastructure companies developing and operating established renewable power generation technology such as wind and solar. Furthermore, the progression in efficiency and cost reductions for emerging technology such as renewable (green) hydrogen combined with significant government support, such as the Inflation Reduction Act in the U.S., means increased opportunities are likely for significant capital deployment into these sectors.
We believe the means of accessing these high-growth sectors through established, regulated businesses such as electric utilities offer an attractive and relatively low-risk route given investments are typically sanctioned by regulators with a long-life return stream underwritten by an established and captive customer base.
Market and Fund Outlook - Senior Loan Component
While risks to loan market issuers have increased with tightening credit standards, rising interest rates, inflationary pressures, supply chain disruption, and elevated geopolitical risks, we believe fundamentals should generally continue to be constructive for most issuers, as years of issuer-friendly capital markets have allowed for robust levels of refinancing. As a result, balance sheets are healthy and default expectations remain manageable.
However, we believe credit selection will likely be critical to navigating an environment in which there will be winners and losers. Default rates are expected to be in the 2.0% to 3.0% range this year, and we are positioning portfolios accordingly. We are focusing on the BB-rated quality sector, with a preference for more economically defensive industries. We believe this approach to positioning can allow investors to carry a competitive yield while cushioning volatility from the changing economic environment.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2023 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 85.5%
	Australia – 2.0%
156,912	Transurban Group (b)	$1,514,621
	Canada – 20.2%
112,315	Enbridge, Inc. (b)	3,953,984
199,939	Gibson Energy, Inc. (b)	3,227,008
110,886	Hydro One Ltd. (b) (c) (d)	3,160,353
46,450	Pembina Pipeline Corp. (b)	1,406,332
94,560	TC Energy Corp. (b)	3,680,700
		15,428,377
	Hong Kong – 6.2%
653,500	CLP Holdings, Ltd. (b)	4,761,179
	Italy – 13.2%
220,601	Enav S.p.A. (b) (c) (d)	931,412
353,208	Enel S.p.A. (b)	2,211,653
809,284	Snam S.p.A. (b)	4,230,063
324,186	Terna-Rete Elettrica Nazionale S.p.A. (b)	2,713,964
		10,087,092
	Japan – 2.0%
37,000	West Japan Railway Co. (b)	1,551,172
	United Kingdom – 28.0%
472,954	National Grid PLC (b)	6,506,942
398,650	Pennon Group PLC (b)	3,835,792
136,302	Severn Trent PLC (b)	4,701,701
96,727	SSE PLC (b)	2,263,888
328,214	United Utilities Group PLC (b)	4,133,853
		21,442,176
	United States – 13.9%
57,313	Eversource Energy (b)	3,967,779
145,974	Kinder Morgan, Inc. (b)	2,351,641
30,053	Sempra Energy (b)	4,313,507
		10,632,927
	Total Common Stocks	65,417,544
	(Cost $67,587,084)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 2.1%
	United States – 2.1%
63,048	Enterprise Products Partners, L.P. (b)	1,597,006
	(Cost $1,013,121)

Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 35.5%
	Canada – 0.3%
$248,125	Air Canada, Term Loan B, 3 Mo. LIBOR + 3.50%, 0.75% Floor	8.84%	08/11/28	247,763
	Cayman Islands – 1.2%
500,000	AAdvantage Loyalty IP Ltd., Initial Term Loan, 3 Mo. LIBOR + 4.75%, 0.75% Floor	10.00%	04/20/28	503,008

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2023 (Unaudited)
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Cayman Islands (Continued)
$450,000	SkyMiles IP Ltd., Initial Term Loan, 3 Mo. SOFR + 3.75%, 1.00% Floor	8.80%	10/20/27	$466,625
				969,633
	Ireland – 1.1%
569,221	Castlelake Aviation One DAC, Initial Term Loans, 3 Mo. LIBOR + 2.75%, 0.50% Floor	7.62%	10/22/26	559,894
300,000	Setanta Aircraft Leasing DAC, Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	7.16%	11/05/28	298,098
				857,992
	Luxembourg – 2.6%
1,977,308	Connect Finco SARL, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	8.66%	12/11/26	1,966,195
	United States – 30.3%
453,957	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	7.15%	01/15/25	453,707
599,528	Calpine Corp., Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	7.66%	12/16/27	595,457
671,806	Calpine Corp., Term Loan B9, 1 Mo. LIBOR + 2.00%, 0.00% Floor	7.16%	04/05/26	666,928
2,098,842	Charter Communications Operating LLC, Term Loan B2, 3 Mo. SOFR + 1.75%, 0.00% Floor	6.80%-6.90%	02/01/27	2,060,150
703,204	Core & Main L.P., Term Loan B-1 Loan, 1 Mo. SOFR + 2.50%, 0.00% Floor	7.69%-7.74%	07/27/28	698,004
199,485	CSC Holdings LLC, Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	7.61%	04/15/27	168,922
790,574	CSC Holdings LLC, Term Loan B6, 1 Mo. SOFR + 4.50%, 0.00% Floor	9.56%	01/18/28	700,646
639,937	Cumulus Media New Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	8.78%	03/31/26	505,016
1,081,250	Directv Financing LLC, Initial Term Loan, 1 Mo. LIBOR + 5.00%, 0.75% Floor	10.15%	08/02/27	1,029,047
1,445,500	Frontier Communications Holdings LLC, Term Loan B-Exit, 3 Mo. LIBOR + 3.75%, 0.75% Floor	8.94%	10/08/27	1,346,397
1,670,952	Hamilton Projects Acquiror LLC, Term Loan B, 3 Mo. LIBOR + 4.50%, 0.75% Floor	9.66%	06/17/27	1,649,021
1,062,500	Mileage Plus Holdings LLC, Term Loan B, 3 Mo. LIBOR + 5.25%, 1.00% Floor	10.21%	06/21/27	1,101,844
750,000	Northwest Fiber LLC, Term Loan B, 1 Mo. SOFR + 3.75%, 0.00% Floor	8.95%	04/30/27	717,656
987,500	Olympus Water US Holding Corp., Term Loan B, 3 Mo. LIBOR + 3.75%, 0.50% Floor	8.94%	11/09/28	924,428
1,881,352	Parkway Generation LLC, Term Loan B, 1 Mo. SOFR + 4.75%, 0.75% Floor	10.28%	02/18/29	1,829,032
247,402	Parkway Generation LLC, Term Loan C, 1 Mo. SOFR + 4.75%, 0.75% Floor	10.28%	02/18/29	240,405
2,222,716	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor	8.19%	06/23/25	2,209,279
1,433,785	Standard Industries Inc./NJ, Initial Term Loan, 1 Mo. SOFR + 2.25%, 0.50% Floor	7.71%	09/22/28	1,426,272
1,488,750	Terraform Power Operating, Term Loan B, 1 Mo. SOFR + 2.50%, 0.50% Floor	7.50%	05/21/29	1,470,141
498,728	United Airlines, Inc., Class B Term Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor	8.89%	04/21/28	496,995
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2023 (Unaudited)
Principal Value	Description	Rate (e)	Stated Maturity (f)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$2,484,981	Viasat, Inc., Term Loan B, 1 Mo. SOFR + 4.50%, 0.50% Floor	9.60%	03/04/29	$2,399,560
494,383	Vistra Operations Co., LLC, 2018 Incremental Term Loans, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.86%-6.90%	12/31/25	491,294
				23,180,201
	Total Senior Floating-Rate Loan Interests			27,221,784
	(Cost $27,590,057)
Total Investments – 123.1%	94,236,334
(Cost $96,190,262)
Outstanding Loan – (36.0)%	(27,550,000)
Net Other Assets and Liabilities – 12.9%	9,837,459
Net Assets – 100.0%	$76,523,793

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan. At May 31, 2023, the segregated value of these securities amounts to $67,014,550.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(f)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Currency Exposure Diversification	% of Total Investments
United States Dollar	41.9%
British Pound Sterling	22.8
Canadian Dollar	16.4
Euro	10.7
Hong Kong Dollar	5.0
Japanese Yen	1.6
Australian Dollar	1.6
Total	100.0%

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2023 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 65,417,544	$ 65,417,544	$ —	$ —
Master Limited Partnerships*	1,597,006	1,597,006	—	—
Senior Floating-Rate Loan Interests*	27,221,784	—	27,221,784	—
Total Investments	$ 94,236,334	$ 67,014,550	$ 27,221,784	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2023 (Unaudited)
ASSETS:
Investments, at value (Cost $96,190,262)	$ 94,236,334
Cash	10,028,579
Receivables:
Investment securities sold	545,875
Dividend reclaims	250,447
Dividends	177,681
Interest	137,642
Prepaid expenses	14,319
Total Assets	105,390,877
LIABILITIES:
Outstanding loan	27,550,000
Due to custodian foreign currency (Proceeds $59)	59
Payables:
Investment securities purchased	725,625
Investment advisory fees (includes Sub-Advisory fees of $162,372)	270,620
Interest and fees on loan	145,020
Withholding tax	102,929
Audit and tax fees	42,365
Administrative fees	8,060
Trustees’ fees and expenses	7,620
Shareholder reporting fees	6,563
Custodian fees	2,435
Transfer agent fees	1,569
Legal fees	1,211
Financial reporting fees	758
Other liabilities	2,250
Total Liabilities	28,867,084
NET ASSETS	$76,523,793
NET ASSETS consist of:
Paid-in capital	$ 131,835,768
Par value	85,474
Accumulated distributable earnings (loss)	(55,397,449)
NET ASSETS	$76,523,793
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$8.95
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2023 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $321,378)	$ 2,057,865
Interest	1,209,027
Other	27,718
Total investment income	3,294,610
EXPENSES:
Interest and fees on loan	827,084
Investment advisory fees (includes Sub-Advisory fees of $322,101)	536,835
Audit and tax fees	42,572
Administrative fees	30,267
Shareholder reporting fees	24,894
Listing expense	10,554
Transfer agent fees	9,217
Trustees’ fees and expenses	9,138
Legal fees	8,717
Custodian fees	6,417
Financial reporting fees	4,612
Other	7,481
Total expenses	1,517,788
NET INVESTMENT INCOME (LOSS)	1,776,822
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,752,002
Foreign currency transactions	(89,783)
Net realized gain (loss)	1,662,219
Net change in unrealized appreciation (depreciation) on:
Investments	(3,971,624)
Foreign currency translation	(5,674)
Net change in unrealized appreciation (depreciation)	(3,977,298)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,315,079)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(538,257)
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2023 (Unaudited)	Year Ended 11/30/2022
OPERATIONS:
Net investment income (loss)	$ 1,776,822	$ 4,202,170
Net realized gain (loss)	1,662,219	559,510
Net change in unrealized appreciation (depreciation)	(3,977,298)	(4,101,468)
Net increase (decrease) in net assets resulting from operations	(538,257)	660,212
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,418,977)	(4,464,666)
Return of capital	—	(2,373,288)
Total distributions to shareholders	(3,418,977)	(6,837,954)
Total increase (decrease) in net assets	(3,957,234)	(6,177,742)
NET ASSETS:
Beginning of period	80,481,027	86,658,769
End of period	$ 76,523,793	$ 80,481,027
COMMON SHARES:
Common Shares at end of period	8,547,442	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2023 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(538,257)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(38,414,225)
Sales, maturities and paydown of investments	40,770,188
Return of capital received from investment in MLPs	224,796
Net amortization/accretion of premiums/discounts on investments	(29,242)
Net realized gain/loss on investments	(1,752,002)
Net change in unrealized appreciation/depreciation on investments	3,971,624
Changes in assets and liabilities:
Decrease in interest receivable	2,705
Increase in dividend reclaims receivable	(83,339)
Decrease in dividends receivable	729,942
Increase in prepaid expenses	(12,916)
Increase in due to custodian foreign currency	59
Increase in interest and fees payable on loan	46,153
Increase in investment advisory fees payable	4,766
Decrease in audit and tax fees payable	(34,867)
Increase in legal fees payable	37
Decrease in shareholder reporting fees payable	(8,243)
Increase in administrative fees payable	824
Increase in custodian fees payable	549
Increase in transfer agent fees payable	38
Increase in trustees’ fees and expenses payable	4,558
Decrease in financial reporting fees payable	(13)
Increase in other liabilities payable	1,608
Decrease in withholding tax payable	(24,993)
Cash provided by operating activities		$4,859,750
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(5,128,465)
Cash used in financing activities		(5,128,465)
Decrease in cash and foreign currency (a)		(268,715)
Cash and foreign currency at beginning of period		10,297,294
Cash and foreign currency at end of period		$10,028,579
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$780,931

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($5,674).
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2023 (Unaudited)	Year Ended November 30,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 9.42	$ 10.14	$ 9.49	$ 11.08	$ 10.77	$ 13.34
Income from investment operations:
Net investment income (loss)	0.21	0.49	0.70	0.77	0.85	1.10
Net realized and unrealized gain (loss)	(0.28)	(0.41)	0.75	(1.51)	0.51	(2.47)
Total from investment operations	(0.07)	0.08	1.45	(0.74)	1.36	(1.37)
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.52)	(0.66)	(0.85)	(0.45)	(0.94)
Return of capital	—	(0.28)	(0.14)	—	(0.60)	(0.26)
Total distributions paid to Common Shareholders	(0.40)	(0.80)	(0.80)	(0.85)	(1.05)	(1.20)
Net asset value, end of period	$8.95	$9.42	$10.14	$9.49	$11.08	$10.77
Market value, end of period	$7.60	$8.74	$9.65	$8.20	$10.21	$10.41
Total return based on net asset value (a)	(0.17)%	1.03%	15.96%	(5.54)%	13.75%	(10.29)%
Total return based on market value (a)	(8.63)%	(1.51)%	27.71%	(11.42)%	8.44%	(9.91)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 76,524	$ 80,481	$ 86,659	$ 81,102	$ 94,686	$ 92,096
Ratio of total expenses to average net assets	3.80% (b)	2.66%	2.13%	2.50%	3.15%	3.04%
Ratio of total expenses to average net assets excluding interest expense	1.73% (b)	1.75%	1.70%	1.85%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	4.45% (b)	4.85%	6.84%	7.85%	7.57%	9.16%
Portfolio turnover rate	38%	66%	92%	209%	153%	216%
Indebtedness:
Total loan outstanding (in 000’s)	$ 27,550	$ 27,550	$ 33,250	$ 27,050	$ 38,100	$ 39,200
Asset coverage per $1,000 of indebtedness (c)	$ 3,778	$ 3,921	$ 3,606	$ 3,998	$ 3,485	$ 3,349

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “MFD” on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the borrower;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
5)	the financial statements of the borrower;
6)	the credit quality and cash flow of the borrower;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
12)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
13)	the borrower’s competitive position within the industry;
14)	the borrower’s ability to access additional liquidity through public and/or private markets; and
15)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”),

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
For the six months ended May 31, 2023, distributions of $224,796 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded loan commitments as of May 31, 2023.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2022, was as follows:
Distributions paid from:
Ordinary income	$4,464,666
Capital gains	—
Return of capital	2,373,288

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
As of November 30, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(52,306,452)
Net unrealized appreciation (depreciation)	2,575,725
Total accumulated earnings (losses)	(49,730,727)
Other	(1,709,488)
Paid-in capital	131,921,242
Total net assets	$80,481,027
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2022, the Fund had $52,306,452 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2022, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of May 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$96,190,262	$4,519,941	$(6,473,869)	$(1,953,928)
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. If the Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2023, were $36,222,350 and $41,316,063, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to SOFR plus 95 basis points. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the six months ended May 31, 2023, the daily average amount outstanding under the BNP Paribas Facility was $27,550,000. As of May 31, 2023, the Fund had outstanding borrowings of $27,550,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal six months ended May 31, 2023, were 6.01% and 4.75%, respectively, and the weighted average interest rate was 5.51%. The interest rate at May 31, 2023, was 6.01%. The interest and fees are included in “Interest and fees on loan” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 5,575,301 and the number of votes withheld was 292,677.  The number of votes cast in favor of Mr. Keith was 5,482,481 and the number of votes withheld was 385,497. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at  www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Canada Risk. The Fund invests in securities of Canadian issuers and is therefore subject to certain risks specifically associated with investments in the securities of Canadian issuers.  The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole.  Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends and/or interest or repay principal, when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Illiquid Securities Risk. The Fund may invest in securities that are considered to be illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, the senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Inflation Risk. Certain of the Fund’s investments are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.  This risk is more prevalent with respect to debt securities.  Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022.  However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from these hostilities could have a significant impact on certain Fund investments as well as Fund performance.  As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

MLP Risk. As a result of the Fund’s exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Certain MLP securities may trade in relatively low volumes due to their smaller market capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge customers and may change policies to no longer permit such companies to include certain costs in their costs of services. This may lower the tariff rates charged to customers which will in turn negatively affect performance.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).

Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain non-U.S. banks or securities depositories that hold non-U.S. securities and non-U.S. currency and the laws of certain countries may limit the ability to recover such assets if a non-U.S. bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in non-U.S. securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a non-U.S. market, but before the time the Fund computes its current net asset value, causes a change in the price of the non-U.S. securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that a borrower repays principal prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Restricted Securities Risk. The Fund may invest in restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future.  The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates.  This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss.  As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Tax Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.

United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States, China and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States, China and other European countries. The United Kingdom’s official departure from the European Union (commonly referred to as “Brexit”) led to volatility in global financial markets, in particular those of the United Kingdom and across Europe, and the weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. Given the size and importance of the United Kingdom’s economy, uncertainty or unpredictability about its legal, political and/or economic relationships with Europe has been, and may continue to be, a source of instability and could lead to significant currency fluctuations and other adverse effects on international markets and international trade even under the post-Brexit trade guidelines. The negative impact of Brexit on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is not currently possible to determine the extent of the impact that Brexit may have on the Fund’s investments and this uncertainty could negatively impact current and future economic conditions in the United Kingdom and other countries, which could negatively impact the value of the Fund’s investments.

Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, in many regions, including the United States, the utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2023 (Unaudited)
factors. Taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation also may negatively affect utility companies.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
100 Independence
610 Market Street
Philadelphia, PA 19106
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 7, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 7, 2023

* Print the name and title of each signing officer under his or her signature.